Exhibit 99.1

Ryman Hospitality Properties, Inc. Releases 2024 Guidance Ahead of Investor Day

NASHVILLE, Tenn. – (January 30, 2024) – Ryman Hospitality Properties, Inc. (NYSE: RHP), a lodging real estate investment trust (“REIT”) specializing in group-oriented, destination hotel assets in urban and resort markets, today provided full year 2024 guidance.

	Full Year		Full Year
	2024 Guidance [1]		2024 Guidance [1]
($ in millions, except per share figures)	Low	High	Midpoint
Consolidated Hospitality RevPAR growth (same-store) [2]	3.50%	5.50%	4.50%
Consolidated Hospitality Total RevPAR growth (same-store) [2]	3.25%	5.25%	4.25%

Operating Income
Hospitality (same-store)	$434.5	$450.5	$442.5
JW Marriott Hill Country	35.0	40.0	37.5
Entertainment	65.5	71.5	68.5
Corporate and Other	(44.8)	(43.0)	(43.9)
Consolidated Operating Income	490.2	519.0	504.6

Adjusted EBITDAre
Hospitality (same-store)	$612.5	$635.0	$623.8
JW Marriott Hill Country	63.0	72.0	67.5
Entertainment	100.0	110.0	105.0
Corporate and Other	(35.0)	(32.0)	(33.5)
Consolidated Adjusted EBITDAre	740.5	785.0	762.8

Net Income	$253.0	$272.0	$262.5
Net Income available to common stockholders	$243.0	$266.0	$254.5

Funds from Operations (FFO) available to common stockholders and unit holders	$457.3	$492.5	$474.9
Adjusted FFO available to common stockholders and unit holders	$484.3	$527.0	$505.6

Diluted income per share available to common stockholders	$3.92	$4.21	$4.06
Adjusted FFO available to common stockholders and unit holders per diluted share	$7.60	$8.20	$7.90

Estimated diluted shares outstanding to common stockholders [3]	64.6	64.6	64.6
Estimated diluted shares outstanding to common stockholders and unit holders [3]	65.0	65.0	65.0

(1)	Includes JW Marriott San Antonio Hill Country Resort & Spa (“JW Marriott Hill Country”), except as otherwise noted. Amounts are calculated based on unrounded numbers

(2)	Same-store excludes JW Marriott Hill Country

(3)	Includes shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option

Note: For reconciliations of Consolidated Adjusted EBITDAre guidance to Net Income, segment-level Adjusted EBITDAre to segment-level Operating Income, FFO and Adjusted FFO available to common stockholders and unit holders to Net Income available to common stockholders and unit holders, and Adjusted FFO available to common stockholders and unit holders per diluted share to Net Income available to common stockholders per diluted share, see “Reconciliation of Forward-Looking Statements” below.

Mark Fioravanti, President and Chief Executive Officer of the Company said, “We are pleased to share our 2024 guidance ahead of our Investor Day. In both our Hospitality and Entertainment businesses, we have significant capital projects planned in the year ahead and our guidance reflects those projected disruptions. We are enthusiastic about the long term returns these enhancements will generate to our portfolio and look forward to sharing more details during today’s Investor Day presentation.”

The Company provided its 2024 business performance outlook based on current information as of January 30, 2024. The Company does not expect to update the guidance provided before next quarter’s earnings release. However, the Company may update its full business outlook or any portion thereof at any time for any reason.

The Company intends to discuss at its Investor Day the preliminary financial results released by the Company on January 15, 2024, as well as its estimated consolidated revenue of $2.158 billion (estimated Hospitality segment revenue of $1.833 billion and estimated Entertainment segment revenue of $325 million) for the twelve months ended December 31, 2023.

The Company will host its Investor Day on January 30, 2024, in Nashville and will feature presentations and a question-and-answer session with the Company’s senior management team. Due to limited capacity, in-person attendance is by invitation only. A link to the live webcast, and presentation materials, will be available on the Investor Relations section of the Company’s website at https://ir.rymanhp.com. The event will begin at 9:00 a.m. ET and conclude at approximately 1:00 p.m. ET. Following the live event, a replay of the webcast will be available on the Investor Relations section of the Company's website.

About Ryman Hospitality Properties, Inc.

Ryman Hospitality Properties, Inc. (NYSE: RHP) is a leading lodging and hospitality real estate investment trust that specializes in upscale convention center resorts and entertainment experiences. The Company’s holdings include Gaylord Opryland Resort & Convention Center; Gaylord Palms Resort & Convention Center; Gaylord Texan Resort & Convention Center; Gaylord National Resort & Convention Center; and Gaylord Rockies Resort & Convention Center, five of the top seven largest non-gaming convention center hotels in the United States based on total indoor meeting space. The Company also owns the JW Marriott San Antonio Hill Country Resort & Spa as well as two ancillary hotels adjacent to our Gaylord Hotels properties. The Company’s hotel portfolio is managed by Marriott International and includes a combined total of 11,414 rooms as well as more than 3 million square feet of total indoor and outdoor meeting space in top convention and leisure destinations across the country. RHP also owns a 70% controlling ownership interest in Opry Entertainment Group (OEG), which is composed of entities owning a growing collection of iconic and emerging country music brands, including the Grand Ole Opry, Ryman Auditorium, WSM 650 AM, Ole Red, Nashville-area attractions, and Block 21, a mixed-use entertainment, lodging, office and retail complex, including the W Austin Hotel and the ACL Live at the Moody Theater, located in downtown Austin, Texas. RHP operates OEG as its Entertainment segment in a taxable REIT subsidiary, and its results are consolidated in the Company’s financial results.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the future performance of the Company’s business, anticipated business levels, projected future financial results for the Company’s 2024 fiscal year, the amount, timing, and nature of the Company’s capital investment in new projects, and other business or operational issues. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These risks and uncertainties include the risks and uncertainties associated with economic conditions affecting the hospitality business generally, the geographic concentration of the Company’s hotel properties, business levels at the Company’s hotels, the effects of inflation on the Company’s business, including the effects on costs of labor and supplies and effects on group customers at the Company’s hotels and customers in OEG’s businesses, the Company’s ability to remain qualified as a real estate investment trust (“REIT”), the Company’s ability to execute our strategic goals as a REIT, the Company’s ability to generate cash flows to support dividends, future board determinations regarding the timing and amount of dividends and changes to the dividend policy, the Company’s ability to borrow funds pursuant to its credit agreements and to refinance indebtedness and/or to successfully amend the agreements governing its indebtedness in the future, changes in interest rates, any effects of COVID-19 on the Company’s businesses and the hospitality and entertainment industries generally, the Company’s integration of the JW Marriott Hill Country, the Company’s ability to identify and capitalize on additional value creation opportunities at the JW Marriott Hill Country and the occurrence of any event, change or other circumstance that could limit the Company’s ability to capitalize on any additional value creation opportunities it identifies at the JW Marriott Hill Country. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission (SEC) and include the risk factors and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and subsequent filings. Except as required by law, the Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Preliminary Estimated Financial Results

The Company is presenting preliminary estimates of certain estimated financial and operating results as of and for the three months and twelve months ended December 31, 2023, based upon the information available to the Company as of the date of this press release. These estimates for the periods ending December 31, 2023, are not a comprehensive statement of the Company’s results for such periods, and the Company’s actual results may differ materially from these preliminary estimated results. These estimates are preliminary and are inherently uncertain and subject to change as the Company completes the preparation of its consolidated financial statements and related notes and completion of its financial close procedures for the twelve months ended December 31, 2023. Therefore, you should not place undue reliance upon this information. The Company’s independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to the preliminary estimated financial information included in this presentation and, accordingly, does not express an opinion or any other form of assurance with respect thereto. The Company currently intends to release its finalized fourth quarter and full year earnings results after the market closes on February 22, 2024, and management will hold a conference call to discuss the results at noon ET on February 23, 2024. In addition, you should carefully review the Company’s consolidated financial statements for the twelve months ended December 31, 2023, when they become available.

Additional Information

This release should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent annual report on Form 10-K and subsequent filings. Copies of our reports are available on our website at no expense at www.rymanhp.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Calculation of RevPAR and Total RevPAR

We calculate revenue per available room (“RevPAR”) for our hotels by dividing room revenue by room nights available to guests for the period. We calculate total revenue per available room (“Total RevPAR”) for our hotels by dividing the sum of room revenue, food & beverage, and other ancillary services revenue by room nights available to guests for the period. Hospitality metrics do not include the results of the W Austin, which is included in the Entertainment segment.

Non-GAAP Financial Measures

We present the following non-GAAP financial measures we believe are useful to investors as key measures of our operating performance:

EBITDAre and Adjusted EBITDAre Definition

We calculate EBITDAre, which is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) in its September 2017 white paper as Net Income (calculated in accordance with GAAP) plus interest expense, income tax expense (benefit), depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property of the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

Adjusted EBITDAre is then calculated as EBITDAre, plus to the extent the following adjustments occurred during the periods presented:

-	preopening costs;

-	non-cash lease expense;

-	equity-based compensation expense;

-	impairment charges that do not meet the NAREIT definition above;

-	credit losses on held-to-maturity securities;

-	transaction costs of acquisitions;

-	interest income on bonds;

-	loss on extinguishment of debt;

-	pension settlement charges;

-	pro rata Adjusted EBITDAre from unconsolidated joint ventures; and

-	any other adjustments we have identified herein.

We use EBITDAre and Adjusted EBITDAre and segment-level EBITDAre and Adjusted EBITDAre to evaluate our operating performance. We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our operating performance and debt leverage metrics, and that the presentation of these non-GAAP financial measures, when combined with the primary GAAP presentation of Net Income or Operating Income, as applicable, is beneficial to an investor’s complete understanding of our operating performance. We make additional adjustments to EBITDAre when evaluating our performance because we believe that presenting Adjusted EBITDAre provides useful information to investors regarding our operating performance and debt leverage metrics.

FFO, Adjusted FFO, and Adjusted FFO available to common stockholders and unit holders Definition

We calculate FFO, which definition is clarified by NAREIT in its December 2018 white paper as Net Income (calculated in accordance with GAAP) excluding depreciation and amortization (excluding amortization of deferred financing costs and debt discounts), gains and losses from the sale of certain real estate assets, gains and losses from a change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciated real estate held by the entity, income (loss) from consolidated joint ventures attributable to noncontrolling interest, and pro rata adjustments for unconsolidated joint ventures.

To calculate Adjusted FFO available to common stockholders and unit holders, we then exclude, to the extent the following adjustments occurred during the periods presented:

-	right-of-use asset amortization;

-	impairment charges that do not meet the NAREIT definition above;

-	write-offs of deferred financing costs;

-	amortization of debt discounts or premiums and amortization of deferred financing costs;

-	loss on extinguishment of debt;

-	non-cash lease expense;

-	credit loss on held-to-maturity securities;

-	pension settlement charges;

-	additional pro rata adjustments from unconsolidated joint ventures;

-	(gains) losses on other assets;

-	transaction costs on acquisitions;

-	deferred income tax expense (benefit); and

-	any other adjustments we have identified herein.

FFO available to common stockholders and unit holders and Adjusted FFO available to common stockholders and unit holders exclude the ownership portion of joint ventures not controlled or owned by the Company.

We present Adjusted FFO available to common stockholders and unit holders per diluted share as non-GAAP measures of our performance in addition to our net income available to common stockholders per diluted share (calculated in accordance with GAAP). We calculate Adjusted FFO available to common stockholders and unit holders per diluted share as our Adjusted FFO (defined as set forth above) for a given operating period, as adjusted for the effect of dilutive securities, divided by the number of fully diluted shares outstanding during such period.

We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding the performance of our ongoing operations because each presents a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items, which we believe are not indicative of the performance of our underlying hotel properties. We believe that these items are more representative of our asset base than our ongoing operations. We also use these non-GAAP financial measures as measures in determining our results after considering the impact of our capital structure.

We caution investors that non-GAAP financial measures we present may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. The non-GAAP financial measures we present, and any related per share measures, should not be considered as alternative measures of our Net Income, operating performance, cash flow or liquidity. These non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that these non-GAAP financial measures can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily better indicators of any trend as compared to GAAP measures such as Net Income, Operating Income (Loss), or cash flow from operations.

Investor Relations Contacts:	Media Contacts:
Mark Fioravanti, President and Chief Executive Officer	Shannon Sullivan, Vice President Corporate and Brand Communications
Ryman Hospitality Properties, Inc.	Ryman Hospitality Properties, Inc.
(615) 316-6588	(615) 316-6725
mfioravanti@rymanhp.com	ssullivan@rymanhp.com
~or~	~or~
Jennifer Hutcheson, Chief Financial Officer	Robert Winters
Ryman Hospitality Properties, Inc.	Alpha IR Group
(615) 316-6320	(929) 266-6315
jhutcheson@rymanhp.com	robert.winters@alpha-ir.com
~or~
Sarah Martin, Vice President Investor Relations
Ryman Hospitality Properties, Inc.
(615) 316-6011
sarah.martin@rymanhp.com

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Unaudited

(in thousands, except per share data)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("Adjusted EBITDAre")

Funds From Operations ("FFO") and Adjusted FFO Reconciliation

	Full Year 2024
	Guidance Range
	Low	High	Midpoint
Ryman Hospitality Properties, Inc.
Net Income	$253,000	$272,000	$262,500
Provision for income taxes	15,250	17,000	16,125
Interest Expense, net	222,500	231,000	226,750
Depreciation and amortization	224,250	234,500	229,375
EBITDAre	$715,000	$754,500	$734,750
Non-cash lease expense	3,500	4,500	4,000
Preopening expense	3,000	3,500	3,250
Equity-based compensation	12,500	13,500	13,000
Pension settlement charge	1,500	1,750	1,625
Interest income on Gaylord National bonds	4,500	5,500	5,000
Other gains and (losses), net	500	1,750	1,125
Adjusted EBITDAre	$740,500	$785,000	$762,750

Hospitality Segment
Operating Income	$469,500	$490,500	$480,000
Depreciation and amortization	195,000	202,500	198,750
Non-cash lease expense	3,500	4,500	4,000
Interest income on Gaylord National Bonds	4,500	5,500	5,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$675,500	$707,000	$691,250

Hospitality Segment (same-store)
Operating Income	$434,500	$450,500	$442,500
Depreciation and amortization	167,000	170,500	168,750
Non-cash lease expense	3,500	4,500	4,000
Interest income on Gaylord National Bonds	4,500	5,500	5,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$612,500	$635,000	$623,750

JW Marriott Hill Country
Operating Income	$35,000	$40,000	$37,500
Depreciation and amortization	28,000	32,000	30,000
Adjusted EBITDAre	$63,000	$72,000	$67,500

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Unaudited

(in thousands, except per share data)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("Adjusted EBITDAre")

Funds From Operations ("FFO") and Adjusted FFO Reconciliation

	Full Year 2024
	Guidance Range
	Low	High	Midpoint
Entertainment Segment
Operating Income	$65,500	$71,500	$68,500
Depreciation and amortization	27,500	30,000	28,750
Preopening expense	3,000	3,500	3,250
Equity-based compensation	3,500	4,000	3,750
Pro rata adjusted EBITDAre from unconsolidated joint ventures	500	1,000	750
Adjusted EBITDAre	$100,000	$110,000	$105,000

Corporate and Other Segment
Operating Loss	$(44,750)	$(43,000)	$(43,875)
Depreciation and amortization	1,750	2,000	1,875
Equity-based compensation	9,000	9,500	9,250
Pension settlement charge	1,500	1,750	1,625
Other gains and (losses), net	(2,500)	(2,250)	(2,375)
Adjusted EBITDAre	$(35,000)	$(32,000)	$(33,500)

Ryman Hospitality Properties, Inc.
Net Income available to common stockholders and unit holders	$243,000	$266,000	$254,500
Depreciation and amortization	224,250	234,500	229,375
Adjustments for noncontrolling interest	(10,000)	(8,000)	(9,000)
FFO available to common stockholders and unit holders	$457,250	$492,500	$474,875
Right of use amortization	-	500	250
Non-cash lease expense	3,500	4,500	4,000
Pension settlement charge	1,500	1,750	1,625
Other gains and (losses), net	500	1,750	1,125
Adjustments for noncontrolling interest	(3,000)	(2,000)	(2,500)
Amortization of deferred financing costs	10,000	11,000	10,500
Amortization of debt discounts and premiums	2,500	3,500	3,000
Deferred Taxes	12,000	13,500	12,750
Adjusted FFO available to common stockholders and unit holders	$484,250	$527,000	$505,625

Diluted income per share available to common stockholders	$3.92	$4.21	$4.06
Adjusted FFO available to common stockholders and unit holders per diluted share	$7.60	$8.20	$7.90

Estimated diluted shares outstanding to common stockholders	64.6	64.6	64.6
Estimated diluted shares outstanding to common stockholders and unit holders	65.0	65.0	65.0